Exhibit 10.1

       FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

     THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into as of April 27, 2006, by and among KABLE NEWS COMPANY, INC., an Illinois corporation ("KNC"), KABLE DISTRIBUTION SERVICES, INC., a Delaware corporation ("KDS"), KABLE NEWS EXPORT, LTD., a Delaware corporation ("KEXP"), KABLE NEWS INTERNATIONAL, INC., a Delaware corporation ("KINT"), KABLE FULFILLMENT SERVICES, INC., a Delaware corporation ("KFS") and KABLE FULFILLMENT SERVICES OF OHIO, INC., a Delaware corporation ("KFSO," and collectively, the "Borrowers"), and LASALLE BANK NATIONAL ASSOCIATION., a national banking association (the " Lender "). All capitalized terms used herein and not otherwise defined shall have the meaning given to them in the Credit Agreement (defined below).

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Lender and the Borrowers are parties to, among other things, that certain Amended and Restated Loan and Security Agreement dated as of April 28, 2005 (the "Existing Credit Agreement" and, after giving effect to the terms and conditions contained in this Amendment, and as same is amended, restated, replaced or otherwise modified from time to time, the "Credit Agreement"); and

     WHEREAS, Borrowers have requested Lender to amend the Existing Credit Agreement to: (i) amend and renew Facility C-1 and Facility C-2, (ii) add a new Facility C-3 for the Fulfillment Borrowers, (iii) add a new Facility E for KDS,
(iv) add a facility key as an Exhibit to aid reviewing of the Credit Agreement and (v) amend certain other sections of the Existing Credit Agreement as set forth herein; and

     WHEREAS, Lender is willing to so amend the Existing Credit Agreement on the terms and subject to the conditions contained herein and in the other agreements, documents and instruments contemplated under the terms of this Amendment.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                               GENERAL PROVISIONS

     1. The recitals contained herein are incorporated by reference into this Amendment, the Existing Credit Agreement and each of the other Loan Documents (collectively, the foregoing documents may be referred to herein as the "Loan Documents").

     2. In order to induce Lender to enter into this Amendment, Borrowers hereby represent and warrant to Lender that: (a) each of the foregoing recitals is true and correct; (b) all of the representations, warranties and covenants in the Loan Documents are true and complete in all material respects on the date hereof with the same force and effect as if made on such date; (c) the Loan Documents, including giving effect to this Amendment and the other agreements, documents and instruments delivered in connection herewith, are in full force and effect and no Borrower has any offsets, defenses, claims, causes of action or counterclaims with respect thereto or otherwise against Lender.


                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

     3.  Modifications  to  the  Definitions  Contained  in  Section  1.1 of the
         -----------------------------------------------------------------------
Existing  Credit  Agreement.  (a) The following  definitions are hereby added to
----------------------------
Section 1.1 of the Existing Credit Agreement in proper alphabetical sequence:
-----------

          "Bauer" shall mean Heinrich Bauer Verlag  Beteiligungs  GMBH, a German
          -------
     corporation authorized to do business in New Jersey.

          "Bauer  Collateral" shall mean any Collateral which is a Bauer Related
          -------------------
     Account and any proceeds thereof.

          "Bauer Related  Accounts"  shall mean all Accounts  owning to KDS from
          -------------------------
     distributors of magazines provided by Bauer in connection with the Distribution Agreement.

          "Distribution   Agreement"   shall  mean  that  certain   Distribution
          --------------------------
     Agreement dated as of January 3, 2006 between Bauer and KDS.

          "KDS  Borrowing  Base  Amount"  shall mean the lesser of (a) an amount
          ------------------------------
     equal to forty percent (40%) of the net amount (after deduction of such reserves and allowances deemed appropriate by the Lender in its good faith discretion based upon its customary business lending practices) of all Bauer Related Accounts, and (b) Ten Million and 00/100 Dollars ($10,000,000.00).

          "Facility C-3 Interest Rate" shall mean, with respect to each Facility
          ----------------------------
     C-3 Loan, 6.25% per annum.

          "Facility C-3 Loan" and "Facility C-3 Loans" shall mean, respectively,
          -------------------     --------------------
     each direct advance and the aggregate of all such direct advances from time to time made by the Lender to the Fulfillment Borrowers in the form of a Facility C-3 Loan under and pursuant to Section 2.5 A of this Agreement.
                                             -------------

          "Facility  C-3 Loan  Commitment"  shall  mean an  amount  equal to One
          --------------------------------
     Million Four Hundred Seventy Thousand and 00/100 Dollars ($1,470,000.00).

          "Facility C-3 Loan  Prepayment  Date" shall have the meaning set forth
          -------------------------------------
     in Section 2.5 A(c)(ii) hereof.
        --------------------

          "Facility  C-3 Loan  Prepayment  Premium"  shall have the  meaning set
          -----------------------------------------
     forth in Section 2.5 A(c)(ii) hereof.
              --------------------

          "Facility  C-3 Note"  shall mean a capex note in the form  prepared by
          --------------------
     and acceptable to the Lender, dated as of the date hereof, in the amount of the Facility C-3 Loan Commitment and maturing on the Facility C Loan Maturity Date, duly executed by the Fulfillment Borrowers and payable to the order of the Lender, together with any and all renewal, extension, modification or replacement notes executed by the Fulfillment Borrowers and delivered to the Lender and given in substitution therefor.

          "Facility D-1 Interest  Rate" and  "Facility D-2 Interest  Rate" shall
          -----------------------------      -----------------------------
     means the interest rates determined in accordance with Section 2.5(g) below.

          "Facility E Applicable  Margin" shall mean the rate per annum added to
          -------------------------------
     LIBOR and/or Fixed LIBOR to determine the Facility E Interest Rate as determined by the ratio of average daily Funded Debt of the Distribution Borrowers for the prior fiscal quarter to EBITDA of the Distribution Borrowers for the prior twelve months, effective as of any Interest Rate Change Date, as set forth below:


                                                    Applicable  Margin for LIBOR
     Ratio of Average Daily Funded Debt             Loans and Fixed LIBOR
     to EBITDA                                      Loans
     -------------------------------------          ----------------------------

     Greater than 1.75 to 1:00                                2.50%

     Greater than 1.25 to 1.00;  less than
     or equal to 1.75  to 1.00                                2.25%

     Greater  than .85 to 1.00;  less than
     or equal to 1.25  to 1.00                                2.00%

     Less than or equal to .85 to 1:00                        1.75%

          The Facility E Applicable Margin as of the date hereof is 1.75% for LIBOR Loans and Fixed LIBOR Loans.

          "Facility E Event of  Default"  means with  respect to the  Facility E
          ------------------------------
     Loans, a "material breach" as defined under the Distribution Agreement or other default by KDS under the Distribution Agreement if it becomes the basis of an Act of Enforcement (as defined in the Intercreditor Agreement).

          "Facility E Interest Rate" shall mean KDS' from time to time option of
          --------------------------

     (i) a floating per annum rate of interest equal to the Prime Rate, (ii) the LIBOR Rate plus the Facility E Applicable Margin or (iii) the Fixed LIBOR Rate plus the Facility E Applicable Margin.

          "Facility  E Loan" and  "Facility E Loans"  shall mean,  respectively,
          ------------------      ------------------
     each direct advance and the aggregate of all such direct advances made by the Lender to KDS under and pursuant to this Agreement, as set forth in
     Section 2.5 B of this Agreement.
     -------------

          "Facility  E Loan  Availability"  shall mean,  at any time,  an amount
          --------------------------------
     equal to the lesser of (a) the Facility E Loan Commitment, or (b) the KDS Borrowing Base Amount.

          "Facility E Loan Commitment" shall mean Ten Million and 00/100 Dollars
          ----------------------------
     ($10,000,000.00) as such amount may be reduced pursuant to Section 2.5 B(c)(ii) hereof.

          "Facility  E Loan  Mandatory  Prepayment"  shall have the  meaning set
          -----------------------------------------
     forth in Section 2.5 B(c) (i) hereof.
              --------------------

          "Facility E Note" shall mean a revolving  note in the form prepared by
          -----------------
     and acceptable to the Lender, dated as of the date hereof, in the amount of the Facility E Loan Commitment and maturing on the Revolving Loan Maturity Date, duly executed by KDS and payable to the order of the Lender, together with any and all renewal, extension, modification or replacement notes executed by KDS and delivered to the Lender and given in substitution therefor.

          "Intercreditor   Agreement"  shall  mean  that  certain  Intercreditor
          ---------------------------
     Agreement dated as of February 6, 2006 among Bauer, Lender and KDS, as the same may be amended, replaced or modified from time to time.


     (b) The following  definitions  found in Section 1.1 of the Existing Credit
                                              -----------
Agreement are hereby deleted in their entirety and the following are substituted therefor:

          "Borrowing Base Certificate"  shall mean a certificate to be signed by
          ----------------------------
     the Distribution Borrowers certifying to the accuracy of the Distribution Borrowing Base Amount and the KDS Borrowing Base Amount or the Fulfillment Borrowers certifying to the accuracy of the Fulfillment Borrowing Base Amount, as applicable, in form and substance satisfactory to the Lender.

          "Distribution  Borrower  Collateral"  shall mean all Collateral of the
          ------------------------------------
     Distribution Borrowers other than Bauer Related Accounts and the proceeds thereof.

          "Distribution  Eligible  Account" shall mean an Eligible Account owing
          ---------------------------------
     to a Distribution Borrower except a Bauer Related Account.

          "Distribution  Event of  Default"  shall mean an Event of Default  (a)
          ---------------------------------
     pertaining solely to any Distribution Borrower or (b) occurring with respect to any Facility A Loan, Facility C-1 Loan, Facility E Loan and/or Distribution Letter of Credit, provided, that a Facility E Event of Default shall not constitute a Distribution Event of Default.

          "Distribution  Obligations"  means all Obligations of the Distribution
          ---------------------------
     Borrowers.

          "Facility  C Loan" and  "Facility C Loans"  shall mean,  respectively,
          ------------------      ------------------
     each Facility C-1 Loan or Facility C-2 Loan or Facility C-3 Loan and the aggregate of all such Facility C-1 Loans, Facility C-2 Loans and Facility C-3 Loans.

          "Facility C Loan  Maturity  Date" shall mean with  respect to (i) each
          ---------------------------------
     Facility C-1 Loan, May 1, 2010, unless extended by the Lender pursuant to any modification, extension or renewal note executed by the applicable Borrowers and accepted by the Lender in its sole and absolute discretion in substitution for the Facility C-1 Note, (ii) each Facility C-2 Loan, May 1, 2010, unless extended by the Lender pursuant to any modification, extension or renewal note executed by the applicable Borrowers and accepted by the Lender in its sole and absolute discretion in substitution for the Facility C-2 Note and (iii) the Facility C-3 Loan, April 30, 2010, unless extended by the Lender pursuant to any modification, extension or renewal note executed by the applicable Borrowers and accepted by the Lender in its sole and absolute discretion in substitution for the Facility C-3 Note.

          "Facility C Notes"  shall mean,  collectively,  the Facility C-1 Note,
          ------------------
     the Facility C-2 Note and the Facility C-3 Note.

          "Fixed LIBOR Loan" or "Fixed LIBOR Loans" shall mean that portion, and
          ------------------    -------------------
     collectively those portions, of the aggregate outstanding principal balance of the Loans that bear interest at the Fixed LIBOR Rate plus the Facility A Applicable Margin or Facility B Applicable Margin or Facility E Applicable Margin, as applicable.

          "Fulfillment  Obligations"  means all  Obligations of the  Fulfillment
          --------------------------
     Borrowers.

          "LIBOR  Loan"  or  "LIBOR   Loans"  shall  mean  that   portion,   and
          -------------      ---------------
     collectively those portions, of the aggregate outstanding principal balance of the Loans that bear interest at the LIBOR Rate plus the Facility A Applicable Margin or Facility B Applicable Margin or Facility E Applicable Margin, as applicable.

          "Loans" shall mean, collectively,  all Revolving Loans, all Facility C
          -------
     Loans and all Facility D Loans made by the Lender to one or more of the Borrowers and all Letter of Credit Obligations, under and pursuant to this Agreement.


          "Note" and "Notes" shall mean, respectively, each of and collectively,
          ------     -------
     the Facility A Note, the Facility B Note, the Facility C-1 Notes, the Facility C-2 Notes, the Facility C-3 Note, the Facility D-1 Notes, the Facility D-2 Notes and the Facility E Note.


          "Revolving Loan" and "Revolving Loans" shall mean, respectively,  each
          ----------------     -----------------
     Facility A Loan or Facility B Loan or Facility E Loan and the aggregate of all such Facility A Loans, Facility B Loans and or Facility E Loans.


          "Revolving  Loan Maturity Date" shall mean for (A) the Facility A Loan
          -------------------------------
     and the Facility B Loan,  respectively,  the earlier of (i) May 1, 2010 and
     (ii) the acceleration of such Loan upon the occurrence of an Event of Default affecting such Loan, unless extended by the Lender pursuant to any modification, extension or renewal note executed by the Borrowers and accepted by the Lender in its sole and absolute discretion in substitution for the Facility A Note or the Facility B Note, as applicable and (B) the Facility E Loan, July 31, 2009, unless extended by the Lender pursuant to any modification, extension or renewal note executed by KDS and accepted by the Lender in its sole and absolute discretion in substitution for the Facility E Note.

          "Revolving Notes" shall mean, respectively,  each of and collectively,
          -----------------
     the Facility A Note, the Facility B Note and the Facility E Note.

     4.  Addition of Sections to the  Existing  Credit  Agreement.  The Existing
         ---------------------------------------------------------
Credit Agreement is hereby amended by adding three new Sections in proper numerical sequence, which Sections shall read in their entirety as follows:

     Section 2.5 A        Facility C-3 Loans
                          ------------------

          (a) Subject to the terms and conditions of this Agreement and the other Loan Documents, and in reliance upon the representations and warranties of the Fulfillment Borrowers set forth herein and in the other Loan Documents, the Lender agrees to make Facility C-3 Loans at such times as the Fulfillment Borrowers may from time to time request until, but not including, May 27, 2006, and in such amounts as the Fulfillment Borrowers may from time to time request, provided, however, that the aggregate principal balance of all Facility C-3 Loans outstanding at any time shall not exceed the lesser of (i) the Facility C-3 Loan Commitment, and (ii) an amount equal to one hundred percent (100.00%) of the aggregate invoice cost (excluding transportation and installation costs) of all new Equipment financed with the proceeds of the Facility C-3 Loans or financed with the proceeds of other Loans from the Lender which are repaid with the proceeds of the Facility C-3 Loans. The proceeds of each Facility C-3 Loan shall be used solely by the Fulfillment Borrowers to purchase Equipment or to repay Loans from the Lender, the proceeds of which were used to purchase Equipment.

          (b) Facility C-3 Loan Interest.  Except as otherwise  provided in this
              --------------------------

     Section  2.5 A  (b),  the  principal  amount  of  the  Facility  C-3  Loans
     -------------------
     outstanding from time to time shall bear interest at the Facility C-3 Interest Rate. Any amount of principal or interest on the Facility C-3 Loans which is not paid when due, whether at stated maturity, by acceleration or otherwise, shall bear interest payable on demand at the Fulfillment Default Rate. Principal amounts repaid on the Facility C-3 Note may not be borrowed again.

          (c) Facility C-3 Loan Interest and Principal Payments. (i) Accrued and
              -------------------------------------------------
     unpaid principal of and interest on the aggregate principal balance of the Facility C-3 Loans outstanding from time to time shall be due and payable monthly, in arrears, commencing on the last Business Day of the month of such Facility C-3 Loan and continuing on the last Business Day of each calendar month thereafter through, but not including the Facility C Loan Maturity Date. The outstanding principal balance of and accrued interest on the Facility C-3 Loan shall be repaid in equal monthly aggregate installments of $34,691.74. On the Facility C Loan Maturity Date, the Fulfillment Borrowers shall pay to the Lender a final installment equal to the total principal balance of the Facility C-3 Loan then remaining unpaid, plus all accrued and unpaid interest thereon.

               (ii) Provided that no Event of Default then exists, the Fulfillment Borrowers may from time to time prepay the Facility C-3 Loans in a minimum amount equal to One Hundred Thousand Dollars and 00/100ths ($100,000) and integral multiples thereof or the aggregate principal amount of the Facility C-3 Loans if such amount is less than One Hundred Thousand Dollars and 00/100ths ($100,000). Any prepayment of a Facility C-3 Loan that is not made out of excess cash flow from internally generated funds shall be subject to the following conditions:

                    (A) Not less than ten (10) days prior to the date upon which the Fulfillment Borrowers desire to make such prepayment, the Fulfillment Borrowers shall deliver to the Lender written notice of their intention to prepay the Facility C-3 Loans, which notice shall be irrevocable and state the prepayment amount and the prepayment date (the "Facility C-3 Loan Prepayment Date");

                    (B) The Fulfillment Borrowers shall pay to the Lender, concurrently with such prepayment, a prepayment premium (the "Facility C-3 Loan Prepayment Premium") equal to the greater of
               (1) the Yield Amount (as hereinafter defined), and (2) the Fixed Amount (as hereinafter defined), provided, however, no Facility C-3 Loan Prepayment Premium shall be owing if such prepayment is made on or after the date which is ninety (90) days prior to the Facility C Loan Maturity Date; and

                    (C) The  Fulfillment  Borrowers  shall pay to the Lender all accrued and unpaid interest on the Facility C-3 Loans through the date of such prepayment on the principal balance being prepaid.

               Each prepayment of the Facility C-3 Loans shall be applied to the scheduled installments of the Facility C-3 Loans in inverse order of maturity.


               (iii) For purposes of the Facility C-3 Loans and the Facility C-3 Note, the "Fixed Amount" shall mean one percent (1.00%) of the amount prepaid, and the "Yield Amount" shall be the amount calculated as follows:


                    (A) The Lender shall first determine, as of the Facility C-3
               Loan Prepayment Date, the amount, if any, by which the Facility C-3 Interest Rate exceeds the yield to maturity percentage (the "Current Yield") for the United States Treasury Security closest in maturity to the Facility C Loan Maturity Date as published in The Wall Street Journal on the fifth Business Day preceding the Facility C-3 Loan Prepayment Date. If publication of (1) The Wall Street Journal, or (2) the Current Yield of the Treasury Security in The Wall Street Journal is discontinued, the Lender, in its sole discretion, shall designate another daily financial or governmental publication of national circulation to be used to determine the Current Yield;


                    (B) The difference  calculated  pursuant to clause  (iii)(A)
               above shall be multiplied by the amount to be prepaid on the Facility C-3 Loan Prepayment Date;

                    (C) The product calculated pursuant to clause (iii)(B) above shall be multiplied by the quotient, rounded to the nearest one-hundredth of one percent, obtained by dividing (1) the number of days from and including the Facility C-3 Loan Prepayment Date to and including the Facility C Loan Maturity Date, by (2) 365; and

                    (D) The product calculated pursuant to clause (iii)(C) above shall be discounted at the annual rate of the Adjusted Current Yield (where the "Adjusted Current Yield" means the Current Yield adjusted to reflect the difference in timing of semi-annual payments of interest on the Treasury Security and monthly payments under the Facility C-3 Note) to the present value thereof as of the Facility C-3 Loan Prepayment Date, on the assumption that such sum would be received in equal monthly installments on each monthly anniversary of the Facility C-3 Loan Prepayment Date prior to the Facility C Loan Maturity Date, with the final such installment to be deemed received on the Facility C Loan Maturity Date;

     provided that the Fulfillment Borrowers shall not be entitled in any event to a credit against, or a reduction of, the indebtedness being prepaid if the Adjusted Current Yield exceeds the Facility C-3 Interest Rate or for any other reason.


     Section 2.5 B Facility E Loans.
                   -----------------


          (a) Facility E Loan Commitment. Subject to the terms and conditions of
              --------------------------
     this Agreement and the other Loan Documents, and in reliance upon the representations and warranties of the Distribution Borrowers set forth herein and in the other Loan Documents, the Lender agrees to make such Facility E Loans at such times as KDS may from time to time request until, but not including, the Revolving Loan Maturity Date, and in such amounts as KDS may from time to time request, provided, however, that the aggregate
                                         --------
     principal balance of all Facility E Loans outstanding at any time shall not exceed the Facility E Loan Availability. Facility E Loans made by the
     Lender may be repaid and, subject to the terms and conditions hereof, borrowed again up to, but not including the Revolving Loan Maturity Date unless the Facility E Loans are otherwise accelerated, terminated or extended as provided in this Agreement. The Facility E Loans shall be used by KDS for the purpose of paying its accounts payable to Bauer under the Distribution Agreement.


          (b)  Facility  E Loan  Interest  and  Payments.  Except  as  otherwise
               -----------------------------------------
     provided in this Section 2.5 B (b), the principal  amount of the Facility E
                      -----------------
     Loans outstanding from time to time shall bear interest at the applicable Facility E Interest Rate. Accrued and unpaid interest on the unpaid principal balance of all Facility E Loans outstanding from time to time shall be due and payable monthly, in arrears, commencing on the last Business Day of April, 2006 and continuing on the last Business Day of each calendar month thereafter, and on the Revolving Loan Maturity Date. Any amount of principal or interest on the Facility E Loans which is not paid when due, whether at stated maturity, by acceleration or otherwise, shall bear interest payable on demand at the Distribution Default Rate.


          (c) Facility E Loan Principal Payments.
              ----------------------------------

               (i)  Facility E Loan  Mandatory  Payments.  All  Facility E Loans
                    ------------------------------------
          hereunder shall be repaid by KDS on the Revolving Loan Maturity Date for Facility E Loans, unless payable sooner pursuant to the provisions of this Agreement. In the event the aggregate outstanding principal balance of all Facility E Loans hereunder exceeds the Facility E Loan Availability, KDS shall, without notice or demand of any kind, immediately make such repayments of the Facility E Loans or take such other actions as are satisfactory to the Lender as shall be necessary to eliminate such excess. Also, if KDS chooses not to convert any Facility E Loan which is a LIBOR Loan to a Prime Loan as provided in
          Section  2.6(a) and Section  2.6(b),  then such  Facility E Loan shall
          ---------------     ---------------
          immediately be due and payable on the last Business Day of the then existing LIBOR Interest Period or on such earlier date as required by law, all without further demand, presentment, protest or notice of any kind, all of which are hereby waived by KDS.


               (ii) Optional Prepayments; Voluntary Reductions or Termination of
                    ------------------------------------------------------------
          the  Facility  E  Commitment.  KDS may from  time to time  prepay  the
          ----------------------------
          Facility E Loans, in whole or in part, without any prepayment penalty whatsoever, provided that any prepayment of the entire principal balance shall include accrued interest on such Facility E Loans to the date of such prepayment. KDS may from time to time on at least five Business Days' prior written notice received by the Lender permanently reduce the Facility E Commitment to an amount not less than the amounts then Outstanding under any Facility E Loans. Any such reduction shall be in an amount not less than $100,000 or a higher integral multiple of $50,000. Concurrently with any reduction of the Facility E Loan Commitment to zero, KDS shall pay all interest on the Facility E Loans and all non-use fees.


     Section 13.14 Joint and Several Obligations.
                   -----------------------------

          (a) Each Distribution Borrower agrees that the covenants and agreements of the Distribution Borrowers and each of them contained in this Agreement and any related document shall be joint and several obligations of such parties unless otherwise specifically set forth herein or therein in consideration of the financial accommodation to be provided by Lender hereunder for the mutual benefit, directly and indirectly, of each of the Distribution Borrowers and in consideration of the undertakings of each of the Distribution Borrowers to accept joint and several liability for the obligations of each of them hereunder. Each of the Distribution Borrowers, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Distribution Borrowers with respect to the payment and performance of all of the obligations of the Distribution Borrowers and each of them arising under this Agreement and related documents, it being the intention of the parties hereto that all such obligations shall be the joint and several obligations of each of the Distribution Borrowers without preferences or distinction among them. Distribution Borrowers and each of them, jointly and severally, irrevocably, absolutely and unconditionally guarantee(s) prompt payment of all obligations of the Distribution Borrowers and each of them under this Agreement, the applicable Notes and any document executed in connection herewith in full when due, whether by acceleration or otherwise, and waive(s) any right to require that any action be brought against the other Distribution Borrowers or any guarantor of such obligations and any right to require that resort be had to any security for payment of the such obligations and waive(s) any other defenses available to a surety or guarantor under applicable law. Each Distribution Borrower shall be liable under this Agreement and applicable Notes for the maximum amount of such liability that can be incurred without rendering this Agreement or such Notes, as they relate to such Distribution Borrower, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount.

          (b) Each Fulfillment Borrower agrees that the covenants and agreements of the Fulfillment Borrowers and each of them contained in this Agreement and any related document shall be joint and several obligations of such parties unless otherwise specifically set forth herein or therein in consideration of the financial accommodation to be provided by Lender hereunder for the mutual benefit, directly and indirectly, of each of the Fulfillment Borrowers and in consideration of the undertakings of each of the Fulfillment Borrowers to accept joint and several liability for the obligations of each of them hereunder. Each of the Fulfillment Borrowers, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Fulfillment Borrowers with respect to the payment and performance of all of the obligations of the Fulfillment Borrowers and each of them arising under this Agreement and related documents, it being the intention of the parties hereto that all such obligations shall be the joint and several obligations of each of the Fulfillment Borrowers without preferences or distinction among them. Fulfillment Borrowers and each of them, jointly and severally, irrevocably, absolutely and unconditionally guarantee(s) prompt payment of all obligations of the Fulfillment Borrowers and each of them under this Agreement, the applicable Notes and any document executed in connection herewith in full when due, whether by acceleration or otherwise, and waive(s) any right to require that any action be brought against the other Fulfillment Borrowers or any guarantor of such obligations and any right to require that resort be had to any security for payment of the such obligations and waive(s) any other defenses available to a surety or guarantor under applicable law. Each Fulfillment Borrower shall be liable under this Agreement and applicable Notes for the maximum amount of such liability that can be incurred without rendering this Agreement or such Notes, as they relate to such Fulfillment Borrower, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount.


     5.  Modification  of Certain  Sections of the  Existing  Credit  Agreement.
         -----------------------------------------------------------------------
Certain Sections of the Existing Credit Agreement are hereby amended as follows:

          (a)  Section  2.1(c)(ii)  is amended by deleting  the term  "Revolving
               -------------------
     Commitment" in the last sentence thereof and substituting therefor the term "Facility A Loan Commitment."

          (b)  Section  2.2(c)(ii)  is amended by deleting  the term  "Revolving
               -------------------
     Commitment" in the last sentence thereof and substituting therefor the term "Facility B Loan Commitment."

          (c) Section  2.3(a) is amended by  deleting  the date "May 1, 2006" in
              ---------------
     the fifth line thereof and substituting therefor the date "May 1, 2007".

          (d) Section  2.3(c)(iii)(B)  is amended by deleting the term "Facility
              -----------------------
     D-2 Loan Prepayment Date" in the second line thereof and substituting therefor the term "Facility C-1 Loan Prepayment Date."

          (e) Section  2.4(a) is amended by  deleting  the date "May 1, 2006" in
              ---------------
     the fifth line thereof and substituting therefor the date "May 1, 2007".

          (f) Section  2.4(c)(iii)(B)  is amended by deleting the term "Facility
              -----------------------
     D-2 Loan Prepayment Date" in the second line thereof and substituting therefor the term "Facility C-2 Loan Prepayment Date."

          (g) Section  2.5(b)(iv)(B)  is amended by deleting the term  "Facility
              ----------------------
     D-2 Loan Prepayment Date" in the second line thereof and substituting therefor the term "Facility D-1 Loan Prepayment Date."

          (h) Section  2.5(b)(iv) is amended by deleting the term  "Facility D-1
              -------------------
     Loan Interest Rate" in the third line of the last paragraph thereof and substituting therefor the term "Facility D-1 Interest Rate."

          (i) Section  2.5(d)(iv) is amended by deleting the term  "Facility D-2
              -------------------
     Loan Interest Rate" in the third line of the last paragraph thereof and substituting therefor the term "Facility D-2 Interest Rate."

          (j) Section 3.2 is amended by adding the  following  clause at the end
              -----------
     of such Section:

               (c) in the case of a Facility E Loan, a Distribution Event of Default or Facility E Event of Default shall have occurred and be continuing.

          (k) Section 5.1(c) is amended by deleting the first  sentence  thereof
              --------------
     in its entirety and substituting therefor the following sentence:

               Each Revolving Loan may be advanced either as a Prime Loan, a Fixed LIBOR Loan or a LIBOR Loan, provided, however, that at any time, the Distribution Borrowers may identify no more than five (5) Facility A Loans which may be LIBOR Loans, the Fulfillment Borrowers may identify no more than five (5) Facility B Loans which may be LIBOR Loans and KDS may identify no more than five (5) Facility E Loans which may be LIBOR Loans.

          (l)  Section  6.1 is amended by (i)  deleting  clause (a)  thereof and
               ------------
     substituting the following therefor:

               (a) the Distribution Obligations each of the Distribution Borrowers do hereby pledge, assign, transfer and deliver to the Lender and do hereby grant to the Lender an unconditional first priority security interest in and to the Distribution Borrower Collateral and, subject only to such priority of Lien as is accorded Bauer under the Intercreditor Agreement, an unconditional security interest in and to the Bauer Collateral;

     and by (ii) adding the following sentence at the end of said Section:

          Any other reference in this Agreement to the priority of Lender's Lien in and to Collateral shall be subject to such priority of Lien as is accorded Bauer under the Intercreditor Agreement.

          (m)  Section  6.2 is  amended  by  deleting  clause  (b)  thereof  and
               ------------
     substituting the following therefor:

               (b) unless a Distribution Event of Default or Facility E Event of Default exists hereunder, the Distribution Borrowers or KDS, as applicable, shall be entitled to possession or use of the Collateral (other than Instruments or Documents, Tangible Chattel Paper, Investment Property consisting of certificated securities and other Collateral required to be delivered to the Lender pursuant to this
          Section 6)
          ----------

          (n) Section 6.9 is amended by (i)  deleting  the phrase "on account of
              -----------
     the  Facility A Loans" in the fourth  sentence of clause (a)  thereof,  and
     (ii) by adding the following clause at the end of said Section:

               (c) KDS shall direct all of its Bauer Related Account debtors to make all payments on the Bauer Related Accounts directly to the Distribution Lockbox. At all times the Bauer Related Account payments shall be traceable by KDS' accounting system in order for such payments to be transferred to a separate KDS/Bauer demand deposit account to be established by KDS with Lender.

          (o) Section 8.24 is amended by adding the following  clause thereto in
              ------------
     proper alphabetical sequence:

               (c) the Distribution Borrowers agree to pay to the Lender a non-utilization fee equal to one-quarter of one percent of the total of (i) the Facility E Loan Commitment, minus (ii) the daily average of
                                                 -----
          the aggregate principal amount of all Facility E Loans outstanding which non-utilization fee shall be (x) calculated on the basis of a year consisting of 365 days, (y) paid for the actual number of days elapsed, and (z) payable quarterly in arrears on the last day of each

          April, July, October and January, commencing on April 30, 2006, and on the Revolving Loan Maturity Date.

          (p) Section 11 is amended by adding the following  section  thereto in
              ----------
     proper numerical sequence:

               11.12 Facility E Event of Default. The occurrence of a Facility E
                     ---------------------------
          Event of Default, which shall apply solely to the Facility E Loans.

          (q) Section 11 is amended by deleting  the first  sentence of the last
              ----------
     paragraph thereof in its entirety and substituting therefor the following sentence:

               For the avoidance of doubt and notwithstanding any other provision of this Agreement, the parties hereto expressly covenant and agree that for the purposes of this Agreement and the other Loan Documents, (i) except as set forth in clauses (vi) and (vii) below, the Facility A Loan, the Facility C-1 Loans and the Facility E Loans to the Distribution Borrowers shall be fully cross-collateralized by all of the assets of the Distribution Borrowers and cross-defaulted with each other and (ii) the Facility B Loan, the Facility C-2 Loans, the Facility C-3 Loans and the Facility D Loans to the Fulfillment Borrowers shall be fully cross-collateralized by all of the assets of the Fulfillment Borrowers and cross-defaulted with each other, (iii) the Loans to the Distribution Borrowers and the Loans to the Fulfillment Borrowers are neither cross-collateralized nor cross-defaulted one with another, (iv) the occurrence of a Distribution Event of Default or a Distribution Unmatured Event of Default shall not constitute a Fulfillment Event of Default or a Fulfillment Unmatured Event of Default, (v) the occurrence of a Fulfillment Event of Default or a Fulfillment Unmatured Event of Default shall not constitute a Distribution Event of Default or a Distribution Unmatured Event of Default, (vi) the occurrence of a Facility E Event of Default or other default by KDS under the Distribution Agreement shall not constitute a Distribution Event of Default, it being understood, however, that Lender may apply the remaining Bauer Collateral proceeds under the circumstances contemplated Section 4(a)(ii)(3) of the Intercreditor Agreement in accordance with the provisions of this Agreement and (vii) the Obligations related to the Facility E Loans shall be secured solely by the Bauer Collateral but the Bauer Collateral shall also secure the Facility A Loan and the Facility C-1 Loans, in each case as governed by the provisions of the Intercreditor Agreement.

          (r) Section  12.8 is amended by  inserting  the phrase  "except  items
              -------------
     pertaining to the Bauer Related Accounts" after the term "Distribution Borrowers" the first time it appears in clause (a) of said Section 12.8 and
     (ii) by adding the following clause at the end of the first sentence of said Section:

               (c) within a time period consistent with the terms of the Distribution Lockbox Agreement after receipt of cash or solvent credits from collection of items of payment, proceeds of Collateral or any other source pertaining to the Bauer Related Accounts, apply the whole or any part thereof first, against the Obligations under the Facility E Loan, then, make any remaining balance available to KDS for application to the obligations of KDS under the Distribution Agreement and then apply any remaining balance against the other Obligations of the Distribution Borrowers secured hereby. Any balance made available to KDS for application to the obligations of KDS under the Distribution Agreement shall be used by KDS for such purpose.

          (s) The  exhibits  to the  Existing  Credit  Agreement  are amended by
     adding  in  proper  alphabetical   sequence  Exhibit  C  attached  to  this
     Amendment.

                            MISCELLANEOUS PROVISIONS

     6. The amendments to the Existing Credit Agreement set forth above shall become effective upon satisfaction of all of the following conditions precedent:

     (i) Lender shall have received all of the following, each in form and substance satisfactory to Lender:

          (a) Four original counterparts of this Amendment duly executed by Borrowers.

          (b) One original copy of the Facility C-3 Note duly executed by the Fulfillment Borrowers.

          (c) One original copy of the Facility E Note duly executed by KDS.

          (d) Such other documents as Lender may reasonably request, including the documents appearing on the Closing Checklist for this Amendment prepared by counsel to the Lender.

     (ii) No Event of Default or Default under the Loan Documents shall have occurred and be continuing.

     7. The Borrowers hereby agree to reimburse the Lender upon demand for all out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by the Lender in the participation, negotiation and execution of this Amendment and all other agreements, documents, instruments and certificates relating to this Amendment. The Borrowers further agree to pay or reimburse the Lender for (a) any stamp or other taxes (excluding income or gross receipts taxes) which may be payable with respect to the execution, delivery or recording of this Amendment or any other writing executed or delivered in connection herewith, and (b) the cost of any filings and searches. All of the obligations of the Borrowers under this paragraph shall survive the termination of the Loan Documents.

     8. Each of the Borrowers and the Lender hereby waives any right to a trial by jury in any action or proceeding to enforce or defend any right under this Amendment or any of the balance of the Loan Documents or arising from the lending relationship which is the subject of the Credit Agreement, including this Amendment, and agree that any such action or proceeding shall be tried before a court and not before a jury.

     9. To induce the Lender to enter into this Amendment, the Borrowers irrevocably agree that, subject to the Lender's sole and absolute election, all actions or proceedings in any way, manner or respect arising out of or from or related to this Amendment or the balance of the Loan Documents or the Collateral shall be litigated only in courts having situs within the City of Chicago, State of Illinois. The Borrowers hereby consent and submit to the jurisdiction of any local, state or federal court located within said city and state. The Borrowers hereby waive any rights they may have to transfer or change the venue of any litigation brought in accordance with this paragraph.

     10. This Amendment shall be binding upon and inure to the benefit of the Borrowers and the Lender and their respective successors and assigns, except that no Borrower may assign, transfer or delegate any of its rights or obligations hereunder.

     11. Each of the Borrowers hereby represents and warrants to, and covenants with, the Lender that:

          (a) the execution, delivery and performance by each Borrower of this Amendment is within the powers of such Borrower, has been duly authorized by all necessary actions by each Borrower and require no action by or in respect of, or filing with, any governmental or regulatory body, agency or official or any other person;

          (b) the execution, delivery and performance by each Borrower of this Amendment does not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the organizational documents (including, as applicable, articles, by-laws, operating or shareholder agreements and the like) of such Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory agency or instrumentality or any agreement, document or instrument to which such Borrower is a party or by which such Borrower or any of its property or assets is bound or to which such Borrower or any of its property or assets is subject;

          (c) each of this Amendment, the Facility C-3 Note and the Facility E Note has been duly executed and delivered by each Borrower, as applicable, and constitutes the legal, valid and binding obligation of such Borrower, as applicable, enforceable against such Borrower in accordance with its terms, as applicable, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

          (d) as of the date of this Amendment, all of the representations and warranties of each Borrower set forth in the Credit Agreement and the balance of the Loan Documents are true and correct in all material respects and no Unmatured Event of Default or Event of Default under or within the meaning of the Existing Credit Agreement has occurred and is occurring, except as expressly described herein.

     12. Except to the extent specifically amended hereby, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Credit Agreement and balance of the Loan Documents shall be and remain in full force and effect and the same are hereby ratified and confirmed.

     13. The Credit Agreement, including this Amendment, and the rights and obligations of the parties hereunder and thereunder shall be construed in accordance with and governed by the laws of the State of Illinois without regard to principles of conflicts of laws.

     14. All references in the Existing Credit Agreement to "this Agreement" and any other references of similar import shall henceforth mean the Existing Credit Agreement as amended through and including the date hereof, including this Amendment, and any reference to the Existing Agreement in any other Loan Document shall mean the Existing Credit Agreement as amended through and including the date hereof, including this Amendment.

     15. In the event of any inconsistency or conflict between this Amendment and the Existing Credit Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control.

     16. This Amendment may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of such counterparts taken together shall be deemed to constitute but one and the same instrument. A facsimile signature shall be deemed a valid signature for all purposes.

     17. The Lender is hereby authorized to rely upon and accept as an original this Amendment or any Other Agreements or other communication which is sent to the Lender by facsimile, telegraphic or other electronic transmission (each, a "Communication") which the Lender in good faith believes has been signed by one or more of the Borrowers and has been delivered to the Lender by a properly authorized representative of the Borrower(s), whether or not that is in fact the case. Notwithstanding the foregoing, the Lender shall not be obligated to accept any such Communication as an original and may in any instance require that an original document be submitted to the Lender in lieu of, or in addition to, any such Communication.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first above written.


                                         BORROWERS:


                                         KABLE NEWS COMPANY, INC., an Illinois
                                         corporation


                                         By:    /s/  Bruce Obendorf
                                            ------------------------------------
                                         Name:  Bruce Obendorf
                                         Title:  Senior Vice President



                                         KABLE DISTRIBUTION SERVICES, INC., a
                                         Delaware corporation


                                         By:    /s/  Bruce Obendorf
                                            ------------------------------------
                                         Name:  Bruce Obendorf
                                         Title:  Senior Vice President



                                         KABLE NEWS EXPORT, LTD., a Delaware
                                         corporation


                                         By:    /s/  Bruce Obendorf
                                            ------------------------------------
                                         Name:  Bruce Obendorf
                                         Title:  Vice President


                                         KABLE NEWS INTERNATIONAL, INC., a
                                         Delaware corporation


                                         By:    /s/  Bruce Obendorf
                                            ------------------------------------
                                         Name:  Bruce Obendorf
                                         Title:  Treasurer

                                         KABLE FULFILLMENT SERVICES, INC., a
                                         Delaware corporation


                                         By:    /s/  Bruce Obendorf
                                            ------------------------------------
                                         Name:  Bruce Obendorf
                                         Title:  Vice President



                                         KABLE FULFILLMENT SERVICES OF OHIO,
                                         INC., a Delaware corporation


                                         By:    /s/  Bruce Obendorf
                                            ------------------------------------
                                         Name:  Bruce Obendorf
                                         Title:  Vice President



                                         LENDER:

                                         LASALLE BANK NATIONAL ASSOCIATION, a
                                         national banking association


                                         By:    /s/  Kent N. Kohlbacher
                                            ------------------------------------
                                         Name:  Kent N. Kohlbacher
                                         Title: First Vice President

                                    EXHIBIT C

                                  Facility Key
                                  ------------

   Facility                   Applicable                   Amount
   --------                   Borrowers                    ------
                              ---------

Facility A              Distribution Borrowers          $9,000,000
Facility B              Fulfillment Borrowers          $11,000,000
Facility C - 1          Distribution Borrowers          $1,000,000
Facility C - 2          Fulfillment Borrowers           $3,000,000  (less C - 1)
Facility C - 3          Fulfillment  Borrowers          $1,470,000
Facility D - 1          Fulfillment Borrowers           $4,600,000
Facility D - 2          Fulfillment Borrowers           $3,000,000
                             Distribution Borrowers
Facility E              (KDS draws only)               $10,000,000

Kable News Company, Inc. (KNC)
Kable Distribution Services, Inc. (KDS)
Kable News Export, LTD (KEXP)
Kable News Int'l., Inc. (KINT)
Kable Fulfillment Services, Inc. (KFS)
Kable Fulfillment of Ohio, Inc. (KFSO)

Distribution Borrowers:  KDS, KEXP & KINT
Fulfillment Borrowers:  KFS, KFSO & KNC